Provisions	12 Months Ended
Jun. 30, 2023
Provisions
21. Provisions

21. Provisions

The Group is subject to claims, lawsuits and other legal proceedings in the ordinary course of business, including claims from clients where a third party seeks reimbursement or damages. The Group’s responsibility under such claims, lawsuits and legal proceedings cannot be estimated with certainty. From time to time, the status of each major issue is evaluated and its potential financial exposure is assessed. If the potential loss involved in the claim or proceeding is deemed probable and the amount may be reasonably estimated, a liability is recorded. The Group estimates the amount of such liability based on the available information and in accordance with the provisions of the IFRS. If additional information becomes available, the Group will make an evaluation of claims, lawsuits and other outstanding proceedings, and will revise its estimates.

The following table shows the movements in the Group's provisions categorized by type:

	Legal claims	Investments in associates and joint ventures (ii)	Total
As of June 30, 2021	1,860	50	1,910
Additions	1,302	-	1,302
Transfers	(82)	-	(82)
Used during the year	(589)	(33)	(622)
Inflation adjustment	(938)	-	(938)
Currency translation adjustment	(17)	-	(17)
As of June 30, 2022	1,536	17	1,553
Additions (i)	8,110	-	8,110
Decreases (i)	(377)	-	(377)
Participation in the results	-	(16)	(16)
Inflation adjustment	(1,871)	-	(1,871)
Currency translation adjustment	11	-	11
Used during the year	(79)	-	(79)
As of June 30, 2023	7,330	1	7,331

	06.30.2023	06.30.2022
Non-current	6,465	1,102
Current	866	451
Total	7,331	1,553

(i)	Additions and recoveries are included in "Other operating results, net". As of June 30, 2023, includes the provision for the IDBD demand (see Note 7).
(ii)	Corresponds to the equity interest in Puerto Retiro in 2023 and 2022. Additions and recoveries are included in "Share of profit / (loss) of associates and joint ventures".

Trial and Preventive Seizure - Province of Salta

The contracts with the state company Salta Forestal S.A. by means of which rural real estate was given in concession to Cresud, the Governor of the Province of Salta has decreed through decrees 815/20, 395/21, 396/21, 397/21 and 398 / 21 reject the hierarchical appeals filed by Cresud against the payment of the royalties made by Salta Forestal S.A. and, depending on the campaign, by the Ministry of Agrarian Affairs for the 2013/2014, 2014/2015, 2015/2016, 2016/2017 campaigns , 2017/2018, 2018/2019 and 2019/2020 of corn, soybean and / or sorghum crops. In this context, Cresud has initiated the judicial challenge of these decrees and the province of Salta has initiated an executive and freezing lawsuit for the amounts of the controversial fees. To date, garnishment have been processed within the framework of file 726737/20 and in relation to executive order 815/20, for the sum of ARS 42 million, in the framework of file 739946/21 and in relation to executive order 395/21, for the sum of ARS 38 million, in relation to executive order 396/21, for the sum of ARS 45.5 million, in relation to executive order 397/21, for the sum of ARS 69 million, in relation to executive order 398/21, for the sum of ARS 58 million. In this regard and based on the executive orders issued by the Government of Salta and in accordance with what was reported by our external advisory lawyers, the contingency is estimated in the amount of ARS 264 million, expressed in closing currency amounts to ARS 450. The seized sums have been timely deposited in separate judicial fixed terms.